Interest and Finance Costs, net	6 Months Ended
Jun. 30, 2022
Interest And Finance Costs Net
Interest and Finance Costs, net

7. Interest and Finance Costs, net

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Interest expense	10,953	9,970	20,783	20,251
Less: Interest capitalized	(270)	(183)	(498)	(354)
Interest expense, net	10,683	9,787	20,285	19,897
Bunkers swap, put and call options cash settlements	—	17	(9,912)	464
Amortization of loan fees	756	871	1,992	1,822
Bank charges	81	64	85	99
Discount of long-term receivables, net	33	482	414	528
Change in fair value of non-hedging financial instruments	(561)	(3,696)	1,428	(8,242)
Net total	10,992	7,525	14,292	14,568

At June 30, 2022, the Company was committed to ten floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $428,159, maturing from April 2023 through October 2027, on which it pays fixed rates averaging 1.90% and receives floating rates based on the six-month LIBOR (Note 12).

At June 30, 2022, the Company held nine of the ten interest rate swap agreements designated and qualified as cash flow hedges, in order to hedge its exposure to interest rate fluctuations associated with its debt covering notional amounts aggregating to $377,454.

The fair values of such financial instruments as of June 30, 2022, and December 31, 2021, in aggregate amounted to $5,965 (positive) and $16,151 (negative), respectively. The net amount of cash flow hedge losses at June 30, 2022, that is expected to be reclassified into earnings within the next twelve months is $3,759.

As of June 30, 2022, the Company held one interest rate swap that did not meet hedge accounting criteria. On March 16, 2022, the Company discontinued as a cash flow hedge on hedging interest rate swap. This interest rate swap associated with a secured loan facility, which was refinanced. Upon completion of the refinancing on March 17, 2022, the hedge was de-designated as a hedging swap and the remaining gain included in Accumulated other comprehensive loss ($1,386 amount on the date of the de-designation), and for which the forecasted transaction is deemed no longer probable of occurring, was immediately classified into earnings. Following the de-designation, the change in its fair value has been included in Change in fair value of non-hedging financial instruments and amounted to $561 (positive). At December 31, 2021, the Company did not have non-hedging interest rate swaps.

During the first half of 2022, the Company entered into early termination agreements of all its bunker swap agreements with expiration dates December 2022, September 2023 and December 2023. Total cash received from those swap terminations amounted to $9,912. The change in their fair value during the first half of 2022 and 2021 were $1,989 (negative) and $8,241 (positive), respectively.

During the first half of 2022 and 2021, the Company has written-off unamortized deferred finance costs of $579 and $232, respectively, according to debt extinguishment guidance of ASC 470-50, included in Amortization of deferred finance costs in the above table.

During the first half of 2022 and 2021, the Company recognized a discount on its lease liability (Note 4) amounting to $414 and $528, respectively.

During the first half of June 30, 2021, the Company sold all three put option agreements and received cash of $35. The value of the put option agreements as of June 30, 2021 was $zero. The change in the fair values during the first half of 2021 amounting to $207(negative), has been included in Change in fair value of non-hedging financial instruments in the table above, as such agreements do not meet the hedging criteria.